Exhibit 10.21.2

Sean Erickson
19586 E. Geddes Place
Centennial, CO 80016

Amendment No. 1 to Amended Management Employment Agreement

Dear Sean,
This Amendment No. 1 to the Amended Management Employment Agreement dated January 25, 2013 is entered into by and between Sitel Operating Corporation (the “Company” or “SITEL”) and you effective September 1, 2013 (“Amendment Effective Date”). The following provisions of Exhibit A to the Amended Management Employment Agreement are amended as follows:
Position: Executive Vice President, Chief Global Markets and Infrastructure Officer
Base Salary: $360,000 per year

MIP Target: 100% of Base Salary

All other terms of the Amended Management Employment Agreement remain unchanged and in full force and effect.
Sincerely,

Sitel Operating Corporation

/s/ Dagoberto Quintana
Dagoberto Quintana
Chief Executive Officer

I agree to the foregoing Amendment No. 1 to the Amended Management Employment Agreement. I accept continued employment with SITEL on these terms and conditions.

/s/ Sean Erickson
Sean Erickson